SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 9, 2005

Apollo Resources International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

000-25873	84-1431425
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403 Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.  Other Events.

On June 9, 2005 Apollo Resources International, Inc., a Utah corporation (“Apollo”) executed a letter agreement with H.C. Wainwright & Co., Inc. to serve as placement agent to arrange the sale of equity or equity-linked securities including convertible debt on behalf of Apollo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Resources International, Inc.
(Registrant)

Date: June 20, 2005	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III,
Chief Executive Officer